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                                                                    EXHIBIT 10.9

                                SECOND AMENDMENT


         THIS SECOND AMENDMENT (this "Amendment") is made as of July 17, 2000 among the companies designated as Clear Channel on the signature page hereto (collectively "Clear Channel") and the companies designated as Exchange Party on the signature page hereto (collectively, "Exchange Party").

                                     Recital

         Clear Channel and Exchange Party are parties to an Asset Exchange Agreement (as amended, the "Exchange Agreement") and an Asset Purchase Agreement (as amended, the "Purchase Agreement"), both dated March 5, 2000 and both amended by an Amendment (the "First Amendment") dated June 5, 2000. Capitalized terms used herein and not defined shall have the respective meanings set forth in the Exchange Agreement or the Purchase Agreement, as applicable.

                                    Agreement

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties agree as follows:

         1. Amendments. The Exchange Agreement and the Purchase Agreement are hereby further amended to:

                  (i) delete as Clear Channel Stations under the Exchange Agreement the radio stations listed on Exhibit A attached hereto (the provisions of which are incorporated into this Amendment);

                  (ii) add as a Clear Channel Station under the Exchange Agreement KBED(FM), Shreveport, Louisiana ("KBED"), and provide that (a) all of the Clear Channel Station Assets of KBED (excluding FCC authorizations) will be transferred from Clear Channel to the Exchange Party in connection with the closing of the transactions contemplated by the Exchange Agreement, (b) Clear Channel and the Exchange Party agree to file promptly after the date hereof all necessary applications and make all required filings with the FCC to obtain FCC consent to the assignment of the FCC authorizations for KBED to the Exchange Party, (c) the closing of the assignment of the FCC authorizations for KBED from Clear Channel to the Exchange Party shall occur on a date designated by the Exchange Party, but in any event within ten (10) business days after the initial grant by the FCC of consent to assign such FCC authorizations for KBED to the Exchange Party, and the Exchange Party shall pay to Clear Channel ten dollars ($10.00) in cash as additional consideration for such assignment and (d) prior to the assignment of the FCC authorizations for KBED to Exchange Party, Clear Channel shall have the right to use such assets of KBED as are owned by Exchange Party and are necessary to operate KBED in compliance with FCC rules and policies;

                  (iii) add the representation and warranty set forth on Exhibit B attached hereto; and



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                  (iv) further adjust the Purchase Price under the Purchase
Agreement and the Cash Amount under the Exchange Agreement as set forth on Exhibit C attached hereto (the provisions of which are incorporated into this Amendment); provided, however, that the Deposit and liquidated damage amounts under the Exchange Agreement and the Purchase Agreement are not changed, and shall be determined without giving effect to this Amendment.

         2. Miscellaneous. Except for the First Amendment and except as expressly set forth herein, the Exchange Agreement and the Purchase Agreement have not been further amended or modified and remain in full force and effect. Any termination of either the Exchange Agreement or the Purchase Agreement shall terminate the First Amendment, this Amendment and both such agreements. This Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]



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                       SIGNATURE PAGE TO SECOND AMENDMENT


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.



CLEAR CHANNEL:                      CAPSTAR RADIO OPERATING COMPANY
                                    CAPSTAR TX LIMITED PARTNERSHIP


                                    By:
                                       -------------------------------
                                           Name:
                                           Title:


EXCHANGE PARTY:                     CUMULUS BROADCASTING, INC.
                                    CUMULUS LICENSING CORP.
                                    CUMULUS WIRELESS SERVICES, INC.


                                    By:
                                       -------------------------------
                                           Name:
                                           Title:



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                                    Exhibit A


         The following radio stations are hereby excluded as Clear Channel Stations for all purposes under the Exchange Agreement (including without limitation for purposes of all representations, warranties and covenants with respect to the Clear Channel Stations):

                                    WNCE-FM, Palmyra, Pennsylvania
                                    WNNK-FM, Harrisburg, Pennsylvania
                                    WTCY(AM), Harrisburg, Pennsylvania
                                    WTPA(FM), Mechanicsburg, Pennsylvania



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                                    Exhibit B


         Exchange Party hereby represents and warrants to Clear Channel that Revised BCF (defined in the First Amendment) is not less than Stated BCF (defined in the First Amendment), and that Exchange Party has delivered to Clear Channel income statements and sales projections for the Exchange Party Stations that confirm such broadcast cash flow (as defined in the First Amendment), that, in the case of the income statements, are complete and correct, present fairly the results of operations of the Exchange Party Stations for the periods covered thereby in accordance with generally accepted accounting principles applied on a basis consistent with that used to prepare Exchange Party's most recent audited financial statements filed with the SEC, and in the case of the sales projections, reflect Exchange Party's reasonable projections of the Exchange Party Stations' sales performance for the period covered thereby.




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                                    Exhibit C


         The Aggregate Amount under the First Amendment is hereby deleted. The Cash Amount under the Exchange Agreement shall be $91,647,000 and shall be payable by Clear Channel to Exchange Party at Closing (and not by Exchange Party to Clear Channel). The Stations under the Purchase Agreement are being exchanged for Exchange Party Stations under the Exchange Agreement and no Purchase Price is payable under the Purchase Agreement.